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                                                                   EXHIBIT 4.1


         [NUMBER]                                               C3 INC.                                             [SHARES]

        CTHR

                                      INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA
                       THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN CHARLOTTE, NORTH CAROLINA

     COMMON STOCK                                                                                            SEE REVERSE FOR
     NO PAR VALUE                                                                                          CERTAIN DEFINITIONS

                                                                                                            CUSIP 22942P 10 9

THIS CERTIFIES THAT





IS THE OWNER OF


                                    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF


transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

        /s/                                                                                 /s/

                SECRETARY                                                                               PRESIDENT

                                                      [SEAL]



COUNTERSIGNED AND REGISTERED:
        FIRST UNION NATIONAL BANK,
                (CHARLOTTE, N.C.)                                                         TRANSFER AGENT
                                                                                           AND REGISTRAR


                                                                                    AUTHORIZED SIGNATURE
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                                    C3, INC.

        THE CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK, NO PAR
VALUE, AND PREFERRED STOCK, NO PAR VALUE. PURSUANT TO THE CORPORATION'S
ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS MAY DETERMINE THE RELATIVE
RIGHTS, PREFERENCES AND LIMITATIONS OF THE PREFERRED STOCK OR ANY CLASS THEREOF
OR ANY SERIES OF ANY SUCH CLASS. UPON REQUEST, THE CORPORATION WILL FURNISH TO
ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING REGARDING THE
DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO THE
COMMON STOCK AND PREFERRED STOCK, INCLUDING THE AUTHORITY OF THE BOARD OF
DIRECTORS TO DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE
PREFERRED STOCK.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian for ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                     (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________________,
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
            __________________________

Signature:
            __________________________


          _______________________________________
  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
          MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
          UPON THE FACE OF THE CERTIFICATE IN
          EVERY PARTICULAR, WITHOUT ALTERATION OR
          ENLARGEMENT OR ANY CHANGE WHATEVER.


          SIGNATURE(S) GUARANTEED:
                                     ________________________________________
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.